SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                                December 5, 2006

                                 Commission File
                                  No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
        Exchange  Act  (17  CFR  240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

EIGHTH  AMENDMENT  AGREEMENT

On or about December 5, 2006, New Century Energy Corp. ("we," the "Company," and "us") entered into the Eighth Amendment Agreement (the "Eighth Amendment") with Laurus Master Fund, Ltd. ("Laurus"), whereby we amended the terms of our June 30, 2004 Common Stock Purchase Warrant ("Warrant") and June 30, 2004 and
December 31, 2004 Options (the "Options") with Laurus, to add a cashless exercise feature, whereby Laurus may exercise the Warrant and/or Options and receive an amount of shares of our common stock equal to the number of shares exercised multiplied by the exercise price of the security divided by the Fair Market Value of our common stock (as defined in the Warrant and Options).

For example, if Laurus was to exercise a Warrant to purchase 500 shares (which Warrant has an exercise price of $0.80 per share), when the Fair Market Value of our common stock was $1.60, they would be entitled to receive 250 shares of our common stock (500 shares x $0.80 exercise price / $1.60 Fair Market Value).

Laurus also agreed that we would no longer be bound by the Registration Rights Agreement entered into in connection with our June 30, 2004 closing with Laurus, and therefore, would no longer be required to register the shares of common stock issuable to Laurus in connection with the conversion of the Secured Convertible Term Note or exercise of the Options.

Laurus agreed pursuant to the Eighth Amendment that it would not be able to affect a cashless exercise of the Warrant shares until December 4, 2007. Additionally, Laurus agreed that it would not be able to affect a cashless exercise of the Option shares, until the earlier of (i) the date the shares of common stock exercisable in connection with the Warrant are registered pursuant to an effective registration statement and (ii) December 4, 2007. Laurus also agreed that if a registration statement covering all of the shares of common stock issuable in connection with the exercise of the Warrant has been declared effective and remains effective, Laurus would be required to pay cash to exercise the Warrant, and the cashless exercise would not be available to Laurus.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

Exhibit No.     Description.
-----------     ------------

10.1*     Eighth Amendment Agreement with Laurus

* Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEW CENTURY ENERGY CORP.
                              ------------------------

                              /s/ Edward R. DeStefano
                              --------------------------
                              Edward R. DeStefano,
                              President

Date: December 8, 2006

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